[UBS WARBURY LOGO]                                        [LEHMAN BROTHERS LOGO]

                                LB-UBS COMMERCIAL
                             MORTGAGE TRUST 2001-C7
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2001-C7

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.21 BILLION


UBS WARBURY                                                      LEHMAN BROTHERS

                           CREDIT SUISSE FIRST BOSTON

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISEMMINATED TO ANY OTHER PARTIES.

TABLE OF CONTENTS
================================================================================

     I.       TRANSACTION HIGHLIGHTS

     ---------------------------------------------------------------------------

     II.      STRUCTURAL HIGHLIGHTS

     ---------------------------------------------------------------------------

     III.     COLLATERAL POOL HIGHLIGHTS

     ---------------------------------------------------------------------------

     IV.      SIGNIFICANT MORTGAGE LOANS

     ---------------------------------------------------------------------------

     V.       SUMMARY POINTS

     ---------------------------------------------------------------------------

     VI.      INVESTOR REPORTING

     ---------------------------------------------------------------------------

     VII.     TIMELINE

     ---------------------------------------------------------------------------

TRANSACTION HIGHLIGHTS
================================================================================

Initial Mortgage Pool Balance:           Approximately $1.21 billion

Public Certificates:                     Approximately $1.1 billion

Private Certificates:*                   Approximately $100.2 million

                                         * The Private Certificates are not
                                           offered hereby

Co-Lead Manager/Sole Book Runner:        Lehman Brothers Inc.

Co-Lead Manager:                         UBS Warburg LLC

Co-Manager:                              Credit Suisse First Boston Corporation

Rating Agencies:                         Moody's Investors Services, Inc.
                                         ("Moody's") and Standard & Poor's
                                         Ratings Services, a division of The
                                         McGraw-Hill Companies, Inc. ("S&P")

Trustee:                                 LaSalle Bank National Association

Fiscal Agent:                            ABN AMRO Bank N.V.

Master Servicer:                         First Union National Bank

Special Servicer:                        Lend Lease Asset Management L.P.

TRANSACTION HIGHLIGHTS
================================================================================

Determination Date:                         11th day of each month or if such
                                            day is not a business day, then the
                                            following business day

Distribution Date:                          4th business day after the
                                            Determination Date of each month,
                                            commencing in December 2001

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA
Purposes (Public Certificates):             Classes A-1, A-2, A-3, B, C and D

DTC (Public Certificates):                  Classes A-1, A-2, A-3, B, C and D,
                                            respectively

Bloomberg:                                  Cash flows will be modeled on
                                            Bloomberg

Denominations:                     Class                 Minimum Denomination*
                          -------------------------      ---------------------
                          A-1, A-2, A-3, B, C and D            $10,000
                                                       *Increments $1 thereafter

Lehman Brothers CMBS Index:                 All classes will be included in the
                                            Lehman Brothers CMBS Index

STRUCTURAL HIGHLIGHTS
================================================================================
CERTIFICATES

                         -----------------
Offered            {        Class A-1
Certificaes        {     -----------------
                   {        Class A-2
                   {     -----------------
                   {        Class A-3
                   {     -----------------
                   {         Class B
                   {     -----------------
                   {         Class C
                   {     -----------------
                   {         Class D
                         -----------------
                   {         Class E
                   {     -----------------
                   {         Class F
                   {     -----------------
                   {         Class G
                   {     -----------------
                   {         Class H                       Class X(1)
                   {     -----------------
                   {         Class I
                   {     -----------------
Privated, 144A     {         Class J
Certificates       {     -----------------
                   {         Class K
                   {     -----------------
                   {         Class L
                   {     -----------------
                   {         Class M
                   {     -----------------
                   {         Class N
                   {     -----------------
                   {         Class O
                   {     -----------------
                   {         Class P
                   {     -----------------
                   {         Class Q
                         -----------------

(1) The Class X certificates have the rights to the excess interest from the underlying mortgage loans. The Class X certificates will be privately placed and are not offered hereby.

STRUCTURAL HIGHLIGHTS
================================================================================

BOND STRUCTURE

o    Sequential pay structure
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class Q)

------------------------------------------------------------------------------------------------------------------------------------
               Original Face           Ratings            Credit                                 Wtd. Avg.            Principal
   Class         Amount ($)         (Moody's/S&P)         Support         Description         Life (years)(2)         Window(2)
------------------------------------------------------------------------------------------------------------------------------------
    A-1         $450,475,000            Aaa/AAA           18.000%          Fixed Rate             5.70               12/01-4/11
------------------------------------------------------------------------------------------------------------------------------------
    A-2         $545,050,000            Aaa/AAA           18.000%          Fixed Rate             9.73                4/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     B           $50,080,000            Aa2/AA            13.875%          Fixed Rate             9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     C           $56,150,000             A2/A              9.250%        Fixed Rate(3)            9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     D           $12,141,000             A3/A-             8.250%        Fixed Rate(3)            9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     E           $12,140,000           Baa1/BBB+              N/A        Fixed Rate(3)            9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     F           $12,141,000           Baa2/BBB               N/A        Fixed Rate(3)            9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     G           $10,623,000           Baa3/BBB-              N/A            WAC(4)               9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     H           $10,623,000             Ba1/BB+              N/A          Fixed Rate             9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     J           $15,176,000            Ba2/BB                N/A          Fixed Rate             9.87               10/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     K            $6,070,000             Ba3/BB-              N/A          Fixed Rate             9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     L            $7,588,000             B1/B+                N/A          Fixed Rate             9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     M            $4,552,000               B2/B               N/A          Fixed Rate             9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     N            $3,036,000             B3/B-                N/A          Fixed Rate             9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     P            $6,070,000           Caa2/CCC               N/A          Fixed Rate             9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     Q           $12,140,882              NR                  N/A          Fixed Rate            10.64               11/11-06/13
------------------------------------------------------------------------------------------------------------------------------------
     X        $1,214,055,882(5,8)       Aaa/AAA               N/A          WAC I/O(8)             8.27(6)            12/01-06/13(7)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL:      $1,214,055,882              --                 --                --                  --                     --
------------------------------------------------------------------------------------------------------------------------------------

(1) Except in the case of Class A-2 and Class X which receive interest pro-rata with Class A-1; however Class A-2 will receive principal sequentially after Class A-1 (i.e., principal to Class A-1 until paid-in-full, then to Class A-2 until paid-in-full) unless and until the principal balances of Classes B through Q are reduced to zero as a result of losses and unanticipated expenses
(2) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
(3) For any distribution date, if the weighted average of certain net mortgage interest rates on the mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate
(4) "WAC" describes a variable coupon equal to the weighted average from time to time of certain net interest rates on the underlying mortgage loans
(5)  Represents notional amount of the Class X certificates
(6) Represents weighted average life of notional amount of the Class X certificates
(7) Represents period over which the notional amount of the Class X certificates will be reduced to zero
(8) The Class X certificates have rights to the excess interest on all the underlying mortgage loans

STRUCTURAL HIGHLIGHTS
================================================================================
BOND STRUCTURE
o    Sequential pay structure
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class Q)


------------------------------------------------------------------------------------------------------------------------------------
                Original Face            Ratings             Credit                               Wtd. Avg.            Principal
   Class          Amount ($)           (Moody's/S&P)         Support         Description       Life (years)(2)         Window(2)
------------------------------------------------------------------------------------------------------------------------------------
    A-1           $92,584,000             Aaa/AAA           18.000%          Fixed Rate           3.00               12/01-07/06
------------------------------------------------------------------------------------------------------------------------------------
    A-2          $262,819,000             Aaa/AAA           18.000%          Fixed Rate           5.70               07/06-10/08
------------------------------------------------------------------------------------------------------------------------------------
    A-3          $640,122,000             Aaa/AAA           18.000%          Fixed Rate           9.52               10/08-10/11
------------------------------------------------------------------------------------------------------------------------------------
     B            $50,080,000             Aa2/AA            13.875%          Fixed Rate           9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     C            $56,150,000              A2/A              9.250%        Fixed Rate(3)          9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     D            $12,141,000              A3/A-             8.250%        Fixed Rate(3)          9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     E            $12,140,000            Baa1/BBB+              N/A        Fixed Rate(3)          9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     F            $12,141,000            Baa2/BBB               N/A        Fixed Rate(3)          9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     G            $10,623,000            Baa3/BBB-              N/A            WAC(4)             9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     H            $10,623,000              Ba1/BB+              N/A          Fixed Rate           9.86               10/11-10/11
------------------------------------------------------------------------------------------------------------------------------------
     J            $15,176,000             Ba2/BB                N/A          Fixed Rate           9.87               10/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     K             $6,070,000              Ba3/BB-              N/A          Fixed Rate           9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     L             $7,588,000              B1/B+                N/A          Fixed Rate           9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     M             $4,552,000                B2/B               N/A          Fixed Rate           9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     N             $3,036,000              B3/B-                N/A          Fixed Rate           9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     P             $6,070,000            Caa2/CCC               N/A          Fixed Rate           9.94               11/11-11/11
------------------------------------------------------------------------------------------------------------------------------------
     Q            $12,140,882               NR                  N/A          Fixed Rate          10.64               11/11-06/13
------------------------------------------------------------------------------------------------------------------------------------
     X         $1,214,055,882(5,8)        Aaa/AAA               N/A          WAC I/O(8)           8.27(6)            12/01-06/13(7)
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL:       $1,214,055,882               --                 --                --                --                     --
------------------------------------------------------------------------------------------------------------------------------------

(1) Except in the case of Class A-2, Class A-3 and Class X which receive interest pro-rata with Class A-1; however Class A-3 and Class A-2 will receive principal sequentially after Class A-1 (i.e., principal to Class A-1 until paid-in-full, then to Class A-2 until paid-in-full, then to Class A-3) unless and until the principal balances of Classes B through Q are reduced to zero as a result of losses and unanticipated expenses
(2) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates
(3) For any distribution date, if the weighted average of certain net mortgage interest rates on the mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate
(4) "WAC" describes a variable coupon equal to the weighted average from time to time of certain net interest rates on the underlying mortgage loans
(5)  Represents notional amount of the Class X certificates
(6) Represents weighted average life of notional amount of the Class X Certificates
(7) Represents period over which the notional amount of the Class X certificates will be reduced to zero
(8) The Class X certificates have rights to the excess interest on all the underlying mortgage loans

STRUCTURAL HIGHLIGHTS
================================================================================

CALL PROTECTION

                                                                STATISTICAL DATA
--------------------------------------------------------------------------------
Total Loans With Initial Lock-Out                                   100.0% (1)
--------------------------------------------------------------------------------
Loans With Initial Lock-Out & Defeasance Thereafter                  98.2% (1)
--------------------------------------------------------------------------------
Loans With Initial Lock-Out & Yield Maintenance Thereafter            1.8% (1)
--------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out(2)                               8.7 years
--------------------------------------------------------------------------------
Weighted Average Open Period                                          2 months
--------------------------------------------------------------------------------
(1)  % of initial mortgage pool balance
(2) Remaining Lock-Out is the total of Remaining Lock-Out Months and Remaining Defeasance Period, if applicable



--------------------------------------------------------------------------------
     Open Prepayment Period        Numbers              % of Initial Mortgage
        at End of Loan(1)           Loans                   Pool Balance
--------------------------------------------------------------------------------
             NONE                     22                        11.4%
--------------------------------------------------------------------------------
           1 MONTH                    25                        13.6
--------------------------------------------------------------------------------
           2 MONTHS                   14                        11.2
--------------------------------------------------------------------------------
           3 MONTHS                   52                        62.7
--------------------------------------------------------------------------------
           4 MONTHS                   1                          0.7
--------------------------------------------------------------------------------
           6 MONTHS                   1                          0.4
--------------------------------------------------------------------------------
            TOTAL:                   115                       100.0%
--------------------------------------------------------------------------------

(1) Weighted average open period through maturity of the mortgage loans is two months

STRUCTURAL HIGHLIGHTS
================================================================================

PREPAYMENT PREMIUMS(1)

------------------------------------------------------------------------------------------------------------------------------------
    PREPAYMENT       11/01    11/02     11/03    11/04     11/05    11/06     11/07    11/08    11/09     11/10    11/11     11/12
     PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
  LOCK-OUT/DEF.     100.0%    100.0%   100.0%    98.2%     98.2%    94.3%     97.9%    97.6%    97.6%     97.5%    100.0%   100.0%
------------------------------------------------------------------------------------------------------------------------------------
   YIELD MAINT.        -        -         -       1.8%     1.8%      2.0%      2.1%     2.4%     2.4%      2.5%      -         -
------------------------------------------------------------------------------------------------------------------------------------
    SUB-TOTAL       100.0%    100.0%   100.0%    100.0%   100.0%    96.3%    100.0%   100.0%    100.0%   100.0%    100.0%   100.0%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
      2%               -        -         -        -         -       -          -        -        -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
      1%               -        -         -        -         -       -          -        -        -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
     OPEN              -        -         -        -         -       3.7%       -        -        -         -        -         -
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL           100.0%    100.0%   100.0%    100.0%   100.0%   100.0%    100.0%   100.0%    100.0%   100.0%    100.0%   100.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) % represents % of then outstanding balance of mortgage loan pool as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------

o The pool includes five mortgage loans (representing 43.1% of the initial mortgage pool balance) which Moody's and/or S&P have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans")

o The largest of the Investment Grade Loans is the senior loan in the A/B Note structure described below ("The UBS Warburg Building A Note")

o    Summary of the pool composition is as follows:

--------------------------------------------------------------------------------
                            Number    Total Principal Balance       % of Total
                           of Loans      as of Cut-Off Date        Mortgage Pool
--------------------------------------------------------------------------------
 Investment Grade Loans       2             $382,735,523                 31.5%
   (Large Loans)
--------------------------------------------------------------------------------
 Investment Grade Loans       3             $140,141,296                 11.5%
     (Conduit Loans)
--------------------------------------------------------------------------------
   Other Conduit Loans       110            $691,179,064                 56.9%
--------------------------------------------------------------------------------
         TOTAL:              115          $1,214,055,882                100.0%
--------------------------------------------------------------------------------

COLLATERAL POOL HIGHLIGHTS
================================================================================

o The UBS Warburg Building A Note was created by de-leveraging a larger balance Investment Grade Loan utilizing the A/B Note structure, which Lehman Brothers developed in LBCMT 1999-C2

                     ---------------   -------------------   ----------------
                                                                  LB-UBS
                          A Note        Aaa/AAA to A2/A-          2001-C7
                                          Cashflows(1)             Trust
                     ---------------   -------------------   ----------------
 -------------------
   The UBS Warbury
    Building Loan
 -------------------
                     ---------------   -------------------   ----------------
                          B Note      A3/BBB+ to Baa3/BBB-        B Note
                                          Cashflows (2)           Trust
                     ---------------   -------------------   ----------------

(1) Moody's and S&P have indicated to the Depositor that the A Note proceeds are expected to contribute to Aaa/AAA through A2/A- cashflows of the LB-UBS 2001-C7 transaction

(2) Moody's and S&P have indicated to the Depositor that the B Note proceeds are expected to contribute to A3/BBB+ through Baa3/BBB- cashflows of the B Note Trust



o The A Note holder receives monthly interest payments prior to the B Note holder receiving monthly interest payments

o The B Note holder receives no principal payments until the principal amount of the A Note has been paid in full

COLLATERAL POOL HIGHLIGHTS
================================================================================

o    The A Note DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
                                        The UBS Warburg Building
--------------------------------------------------------------------------------
            DSCR(1)                             1.60x
--------------------------------------------------------------------------------
            LTV(2)                              54.0%
--------------------------------------------------------------------------------
        Moody's/S&P(3)                          A2/A-
--------------------------------------------------------------------------------

(1) Based on underwritten cashflow of $27.5 million and the actual debt service constant of 7.951%
(2)  Based on $400,000,000 appraisal value as per appraisal dated July 12, 2001
(3) Moody's and S&P have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated



o    The combined A Note and B Note DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
                                        The UBS Warburg Building
--------------------------------------------------------------------------------
            DSCR(4)                             1.33x
--------------------------------------------------------------------------------
            LTV(5)                              65.0%
--------------------------------------------------------------------------------
        Moody's/S&P(6)                          Baa3/BBB-
--------------------------------------------------------------------------------

(4) Based on underwritten cashflow of $27.5 million and the actual debt service constant of 7.951%
(5)  Based on $400,000,000 appraisal value as per appraisal dated July 12, 2001
(6) Moody's and S&P have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated

COLLATERAL POOL HIGHLIGHTS
================================================================================

MORTGAGE LOAN SELLERS

o Sponsors of and major investors in properties securing loans in the LB-UBS 2001-C7 transaction include the following:

     --  Fisher Brothers/UBS

     --  Simon Property Group/CalPERS

     --  New York State Common Retirement Fund/The Amsdell Companies

     --  The Connell Company

     --  Verizon Pension Fund

     --  Peter Angelos

     --  Glimcher Realty Trust

o    Conduit Origination

     -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively

     -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Arthur Andersen for UBS and by Deloitte & Touche for Lehman)

     -- Generally, hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items

     -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks

     -- Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA

COLLATERAL POOL HIGHLIGHTS
================================================================================

MORTGAGE LOAN SELLERS (CONT'D)

o    Conduit Origination (cont'd)

     --  Substantially all borrowers are single asset entities

     --  Non-consolidation opinions

o Delivered for substantially all loans with principal balances greater than $15 million

o 100.0% of the hospitality loans in this transaction have non-consolidation opinions

o Cash management systems affecting approximately 96.3% of the initial mortgage pool balance

     --  Springing lockbox - 62.0% of the initial mortgage pool balance

     --  Hard lockbox - 34.3% of the initial mortgage pool balance(1)






(1) Includes lockboxes that are under lender's control and are subject to cash management agreements which require daily or periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events

COLLATERAL POOL HIGHLIGHTS
================================================================================

FUNDED ESCROWS (NON-INVESTMENT GRADE CONDUIT LOANS ONLY)


--------------------------------------------------------------------------------
                                               % of Conduit Pool
Escrow Type(1)                               with Funded Escrows(2)
--------------------------------------------------------------------------------
Replacement Reserves                                100.0%
--------------------------------------------------------------------------------
Taxes                                                96.9%
--------------------------------------------------------------------------------
Insurance                                            90.3%(3)
--------------------------------------------------------------------------------
TI & LC (Retail)                                     98.7%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                    100.0%
--------------------------------------------------------------------------------

(1) Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit

(2)  As of Cut-off-Date

(3) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure

COLLATERAL POOL HIGHLIGHTS
================================================================================

-----------------------------------------------------------------------------------------------------------------------
                         General Pool Characteristics as of Cur-Off Date, November 11, 2001
-----------------------------------------------------------------------------------------------------------------------
Size of Pool                                                                                           $1,214,055,882
-----------------------------------------------------------------------------------------------------------------------
Contributor of Collateral                                                                               Lehman: 53.9%
                                                                                                           UBS: 46.1%
-----------------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                                   115
-----------------------------------------------------------------------------------------------------------------------
Weighted Average Gross Coupon                                                                                  7.157%
-----------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                                                              110 Months
-----------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                                                             108 Months
-----------------------------------------------------------------------------------------------------------------------
Average Balance                                                                                           $10,557,008
-----------------------------------------------------------------------------------------------------------------------
Average Conduit Balance (excluding the two large Investment Grade Loans)                                   $7,356,817
-----------------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                             $216,000,000
-----------------------------------------------------------------------------------------------------------------------
Largest Conduit Loan                                                                                      $54,477,853
-----------------------------------------------------------------------------------------------------------------------
WA U/W DSCR(2)                                                                                                  1.50x
-----------------------------------------------------------------------------------------------------------------------
WA LTV(2)                                                                                                       65.2%
-----------------------------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1,2)                                                                                     55.4%
-----------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                           20 states and the District of Columbia
-----------------------------------------------------------------------------------------------------------------------
Balloon and/or ARD Loans                                                                                        95.5%
-----------------------------------------------------------------------------------------------------------------------

(1) Assumes ARD loans are paid in full on their respective anticipated repayment dates. Includes fully amortizing loan

(2) Includes total collateral pool. The conduit-only credit characteristics are as follows: WA U/W DSCR 1.42x, WA LTV 70.4%, WA LTV at Maturity/ARD 58.8%

COLLATERAL POOL HIGHLIGHTS
================================================================================

PROPERTY TYPE

o Office, anchored retail, regional mall, industrial/warehouse, multifamily and the five Investment Grade Loans comprise 91.8% of the initial mortgage pool balance

o Five Investment Grade Loans comprise approximately 43.1% of the initial mortgage pool balance

o 100% of the mortgage loans secured by regional malls have credit characteristics consistent with obligations rated investment grade by Moody's and/or S&P

o 85.3% of the mortgage loans secured by self storage facilities have credit characteristics consistent with obligations rated investment grade by Moody's

--------------------------------------------------------------------------------
                                 Property Type
--------------------------------------------------------------------------------

Regional Mall            17.3%
Anchored Retail          14.2%
Unanchored Retail         5.2%
Hotel                     1.8%
Industrial/Warehouse      8.8%
Self Storage              4.0%
Other                     0.6%
Multifamily               7.8%
Office                   40.2%
--------------------------------------------------------------------------------

COLLATERAL POOL HIGHLIGHTS
================================================================================

GEOGRAPHIC DIVERSITY

o Loans are secured by properties located in 20 states and the District of Columbia

o The states with the largest concentration are New York (21.3%) and California (16.9%)

o 83.6% of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by Moody's and S&P


--------------------------------------------------------------------------------
                               State Distribution
--------------------------------------------------------------------------------

FL         7.7%
MD         7.0%
MO         4.2%
TX         3.7%
Other     14.3%
NY        21.3%
CA        16.9%
VA        14.8%
NJ        10.3%
--------------------------------------------------------------------------------

COLLATERAL POOL HIGHLIGHTS
================================================================================

CUT-OFF DATE LOAN SIZE DIVERSITY

o    115 mortgage loans

o Average loan size: $10,557,008 ($7,356,817 excluding the two large Investment Grade Loans)

o Largest loan comprises 17.8% of the initial mortgage pool balance (6.6% excluding the two large Investment Grade Loans)

--------------------------------------------------------------------------------
                      Cut-Off Date Loan Size Distribution
--------------------------------------------------------------------------------
                                        # of Loans
Less than  $2             1.9%              16
$2-$6                    16.8%              54
$6-$10                   14.1%              22
$10-$14                   5.2%               5
$14-$18                  11.9%               9
$18-$40                   7.0%               4
$40-$60                  11.5%               3
Greater than $60         31.5%               2
--------------------------------------------------------------------------------

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage ratio of 1.50x

--------------------------------------------------------------------------------
                    Underwritten Debt Service Coverage Ratio
--------------------------------------------------------------------------------
Property Type       % of Pool      WA UW/DSCR          Min/Max U/W DSCR
--------------------------------------------------------------------------------
OFFICE                   40.2%      1.45X              1.25X - 1.60X
--------------------------------------------------------------------------------
RETAIL                   36.7       1.54               1.23X - 1.82X
--------------------------------------------------------------------------------
  Regional Mall          17.3       1.76               1.53x - 1.82x
--------------------------------------------------------------------------------
  Anchored               14.2       1.32               1.23x - 1.81x
--------------------------------------------------------------------------------
  Unanchored              5.2       1.44               1.31x - 1.73x
--------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE      8.8       1.37               1.25X - 1.85X
--------------------------------------------------------------------------------
MULTIFAMILY               7.8       1.70               1.22X -4.91X
--------------------------------------------------------------------------------
SELF STORAGE              4.0       1.68               1.41X - 1.72X
--------------------------------------------------------------------------------
HOTEL                     1.8       1.48               1.48X - 1.48X
--------------------------------------------------------------------------------
OTHER                     0.6       1.35               1.35X - 1.35X
--------------------------------------------------------------------------------
TOTAL:                  100.0%      1.50X              1.22X - 4.91X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              # of Loans
Less than 1.20x      0.0%          0
1.20x-1.24x          1.7%          7
1.25x-1.29x         20.6%         22
1.30x-1.34x         12.3%         24
1.35x-1.44x         18.7%         36
1.45x-1.54x          8.6%         13
1.55x-1.64x         19.0%          7
1.65x-1.74x          3.7%          2
1.75x-2.00x         14.6%          3
Greater than 2.00x   0.8%          1
--------------------------------------------------------------------------------

COLLATERAL POOL HIGHLIGHTS
================================================================================

CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 65.2%

o    Weighted average loan to value at maturity or ARD(1) of 55.4%


--------------------------------------------------------------------------------
                      Cut-Off Date Loan to Value Ratio(1)
--------------------------------------------------------------------------------
                                     # of Loans
20%-45%                  0.8%             1
45%-55%                 32.1%             5
55%-60%                 10.3%             9
60%-65%                  1.9%             5
65%-70%                 12.9%            19
70%-75%                 19.0%            38
75%-80%                 22.9%            38
greater than 80%         0.0%             0
--------------------------------------------------------------------------------
(1) Assumes ARD loans are paid in full on their respective anticipated repayment dates. Includes one fully amortizing loan (Connell Corporate Center I)

SIGNIFICANT MORTGAGE LOANS
================================================================================

INVESTMENT GRADE LARGE LOANS:

                                                      INVESTMENT GRADE LARGE LOANS
----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Initial
                                      Property        Cur-Off Date      Mortgage          U/W
          Name                          Type             Balance       Pool Balance     DSCR(1)        LTV(2)      Moody's/S&P(3)
----------------------------------------------------------------------------------------------------------------------------------
The UBS Warburg Building(4)             Office         $216,000,000       17.8%           1.60x         54.0%          A2/A-
----------------------------------------------------------------------------------------------------------------------------------
Fashion Centre at Pentagon City      Regional Mall      166,735,523       13.7            1.82          53.8          Aa3/AA
----------------------------------------------------------------------------------------------------------------------------------
                    TOTALS:                -           $382,735,523       31.5%           1.70X         53.9%           --
----------------------------------------------------------------------------------------------------------------------------------

(1)  Calculated based on underwritten net cashflow and actual debt constant
(2)  Calculated based on Cut-Off Date balance and related appraised value
(3) Moody's and S&P have confirmed that the ratings in this column reflect an assessment that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated
(4)  A Note only

SIGNIFICANT MORTGAGE LOANS
================================================================================

THE UBS WARBURG BUILDING

Cut-Off Date Balance (A Note):         $216,000,000

Interest Rate(1):                      6.96%

Anticipated Repayment Date ("ARD"):    October 11, 2011

Maturity Date:                         October 11, 2031

Term to ARD                            10 years

Amortization:                          30 years, commencing after an initial 36
                                       months interest-only period

Sponsor:                               Fisher Brothers/UBS

Property:                              A 43-story class A office building with
                                       1,017,123 net rentable square feet, which is currently managed by an affiliate of Fisher Brothers Realty

Tenants: Tenants with investment grade ratings represent approximately 94% of the revenue of the property (with approximately 78% of the leases maturing in 2018), including the following tenants:


                                                                       Square     Lease End      Credit Ratings
                                Tenant               % of Revenue      Footage       Date         (Moody's/S&P)
                          --------------------------------------------------------------------------------------
                          UBS Warburg                    73.8%         740,987       2018(2)        Aa2/AA+
                          Consulate of Japan              6.6%          50,000       2009           Aa1/AA+
                          Nielsen Media Research          6.0%          50,000       2003               Baa1
                          Den Danske                      3.7%          26,266       2018           Aa2/AA-
                          Standard Chartered Bank         3.4%           4,900       2018             A2/A
                          Westvaco Corporation            0.5%          43,480       2018           Baa1/BBB



(1) Weighted average interest rate for the UBS Warburg Building A Note and the Companion Loan

(2)  With the exception of a portion of the 17th floor and the UBS cafeteria

SIGNIFICANT MORTGAGE LOANS
================================================================================

THE UBS WARBURG BUILDING

Location:                     299 Park Avenue, New York, NY

Year Built:                   1967

Overall Occupancy:            100% as of August 2001

Appraised Value(1):           $400,000,000

LTV (A Note) (1):             54.0%

U/W DSCR (A Note)(2):         1.60x

                              Reserves: On-going monthly reserve for taxes, insurance, capital expenditures and TI/LCs; initial reserve for deferred maintenance

                              Monthly reserve through March 2003 in the initial amount of $320,630, and from April 2003 through April 2004 in the initial amount of $88,791 for tenant rollover (representing only approximately 12% of the net rentable area) in 2003/2004

                              Other reserves as required pursuant to the loan documents

Lockbox:                      Hard with full cash management

Prepayment:                   Lockout with defeasance permitted beginning two
                              years after securitization; Prepayment in whole without penalty allowed starting three months prior to ARD

B Note: $44 million subordinated B Note will be offered in a separate private placement; the B Note does not receive principal until the A Note is paid in full

(1)  Based on appraisal dated as of July 12, 2001
(2) Calculated based on underwritten net cashflow of $27.5 million and the actual debt constant of 7.951%

SIGNIFICANT MORTGAGE LOANS
================================================================================

FASHION CENTRE AT PENTAGON CITY

Cut-Off Date Balance:                   $166,735,523

Interest Rate:                          6.63%

Anticipated Repayment Date ("ARD"):     September 11, 2011

Maturity Date:                          September 11, 2031

Term to ARD:                            10 years

Amortization:                           30 years

Sponsor:                                Simon Property Group and CalPERS

Property:                               Regional mall with 821,644 square feet
                                        gross leaseable area

Location:                               Arlington, VA

Year Built:                             1989/1990

2000 In-Line Sales/SF:                  $719

2000 In-Line Cost of Occupancy:         11.6%

Anchors: Macy's(1) (253,314 square feet; credit rating of Baa1/BBB+ from Moody's and S&P, respectively) and Nordstrom(1) (219,415 square feet; credit rating of Baa1/A- from Moody's and S&P, respectively)

2000 Anchor Sales/SF:                   Macy's $317, Nordstrom $366

National In-Line Tenants:

                                                                                                  Credit Ratings
                                               Tenant           Square Footage   Lease End Date   (Moody's/S&P)
                                        ---------------------------------------------------------------------------
                                        Crate & Barrel               14,276        1/31/2005         NR/NR
                                        Limited                      13,175        1/31/2005         Baa1/BBB+
                                        Gap/Gap Kids                 11,333        8/31/2010         Baa2/BBB+
                                        Abercrombie & Fitch          10,593        1/31/2006         NR/NR

(1) Anchors own their own improvements, which are not part of the mortgaged property, and lease their pads from the borrower, which are part of the mortgaged property

SIGNIFICANT MORTGAGE LOANS
================================================================================

FASHION CENTRE AT PENTAGON CITY

Overall Occupancy:                    99.7% as of July 2001

Appraised Value:                      $310,000,000

LTV(1):                               53.8%

U/W DSCR(2) :                         1.82x

Reserves:                             On-going tax escrow. Insurance escrow is
                                      required only if insurance is no longer
                                      carried under Simon Property's blanket
                                      policy

Lockbox:                              Springing

Prepayment:                           Defeasance permitted beginning two years
                                      after securitization; Prepayment without penalty allowed starting three months prior to ARD



(1)  As of Cut-Off Date

(2)  Calculated based on underwritten net cashflow and actual debt constant

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

OTHER SIGNIFICANT MORTGAGE LOANS CHARACTERISTICS

                                                         OTHER SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Initial
                                      Property          Cut-Off Date         Mortgage         U/W
               Name                     Type               Balance         Pool Balance      DSCR(1)      LTV(2)      Moody's/S&P(3)
------------------------------------------------------------------------------------------------------------------------------------
Connell Corporate Center I              Office           $54,477,853          4.5%            1.25x        59.2%         A1/A
------------------------------------------------------------------------------------------------------------------------------------
Plaza Frontenac                      Regional Mall        43,800,000          3.6             1.53         67.4          NA/BBB-
------------------------------------------------------------------------------------------------------------------------------------
Amsdell Portfolio(4)                 Self Storage         41,863,443          3.4             1.72         66.5          Baa3/NA
------------------------------------------------------------------------------------------------------------------------------------
Tri-County Business Park(5)           Industrial/         23,109,335          1.9             1.36         77.0           NA/NA
                                       Warehouse
------------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Distribution Center          Industrial/         22,522,030          1.9             1.25         71.5           NA/NA
                                       Warehouse
------------------------------------------------------------------------------------------------------------------------------------
Hadley Shopping Center(6)           Anchored Retail       20,461,623          1.7             1.35         74.7           NA/NA
------------------------------------------------------------------------------------------------------------------------------------
              TOTALS/WTD. AVG.:           --            $206,234,284         17.0%            1.43X        67.3%           --
------------------------------------------------------------------------------------------------------------------------------------

1)   Calculated based on underwritten net cashflow and actual debt constant
2)   Calculated based on Cut-Off Date balance and related appraised value
3) Moody's and/or S&P have confirmed that any ratings in this column reflect an assessment that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated
4)   Loan secured by nine properties
5) Loan is cross-collateralized and cross-defaulted with three other loans (Tamiami Properties: $6,645,495; Kennedy Commerce Center: $5,516,261; and Edgewater Commerce Center: $3,084,909)
6) Two groups of cross-collateralized and cross-defaulted mortgage loans not included in this chart have Cut-Off Date balances greater than $20,000,000. None of the individual loans, however, have balances greater than the Cut-Off Date for the Hadley Shopping Center loan

SIGNIFICANT MORTGAGE LOANS
================================================================================

CONNELL CORPORATE CENTER I

Cut-Off Date Balance:            $54,477,853

Interest Rate:                   6.40%

Maturity Date:                   June 11, 2013

Term to Maturity:                11 years, 9 months

Amortization:                    Fully amortizing

Sponsor:                         The Connell Company

Property:                        Office building with 415,372 net rentable
                                 square feet

Location:                        Berkeley Heights, NJ

Year Built:                      1984, renovated 1999-2000

Major Tenants:                   The property is 100% occupied by four tenants:

                                 American Home Assurance (215,677 square
                                 feet; subsidiary of AIG with a credit
                                 rating of Aaa/AAA from Moody's and S&P,
                                 respectively), EMC Corporation
                                 (112,841 square feet; credit rating of BBB+ from S&P), The Connell Company (54,936 square feet) and Agere Systems Inc.
                                 (31,918 square feet; credit rating of Baa3 from Moody's)

Overall Occupancy:               100% as of July 2001

Appraised Value:                 $92,000,000

LTV(1):                          59.2%

U/W DSCR:                        1.25x based on an actual constant of 12.19%
                                 1.65x based on a debt constant of 9.25%


(1)  As of Cut-Off Date

SIGNIFICANT MORTGAGE LOANS
================================================================================

CONNELL CORPORATE CENTER I

Reserves:                             On-going for taxes and insurance

Lockbox:                              Hard

Prepayment:                           Defeasance permitted beginning two years
                                      after securitization; Prepayment without penalty allowed starting three months prior to maturity

SIGNIFICANT MORTGAGE LOANS
================================================================================

PLAZA FRONTENAC

Cut-Off Date Balance:                     $43,800,000

Interest Rate:                            7.50%

Anticipated Repayment Date ("ARD"):       July 11, 2006

Maturity Date:                            July 11, 2036

Term to ARD:                              5 years

Amortization:                             Interest-Only

Sponsor:                                  Verizon Pension Fund

Property:                                 Regional mall with 443,136 square feet
                                          of gross leaseable area

Location:                                 Frontenac, MO

Year Built:                               1974/extensively renovated in 1994

2000 In-Line Sales/SF:                    $477

2000 In-Line Cost of Occupancy:           11.1%

Anchors: Neiman Marcus(1) (135,044 square feet) and Saks Fifth Avenue(2) (125,669 square feet)

2000 Anchor Sales/SF:                     Neiman Marcus $341, Saks Fifth Avenue
                                          $212

National In-Line Tenants:                 Talbots (13,566 square feet), Pottery
                                          Barn (8,750 square) and J Crew (7,500
                                          square feet)

(1) Neiman Marcus owns its store and pad, neither of which are part of the mortgaged property

(2) Saks Fifth Avenue owns its store, which is not part of the mortgaged property, and leases its pad from the borrower, which is part of the mortgaged property

SIGNIFICANT MORTGAGE LOANS
================================================================================

PLAZA FRONTENAC

Overall Occupancy:             97.7% as of September 2001

Appraised Value:               $65,000,000

LTV(1):                        67.4%

U/W DSCR(2) :                  1.53x

Reserves:                      On-going for taxes & insurance; initial deposits
                               for capital expenditures

Lockbox:                       Springing

Prepayment:                    Defeasance permitted beginning two years after
                               securitization; Prepayment without penalty allowed starting three months prior to ARD

(1)  As of Cut-Off Date

(2)  Calculated based on underwritten net cashflow and actual debt constant

SIGNIFICANT MORTGAGE LOANS
================================================================================

AMSDELL PORTFOLIO(1)

Cut-Off Date Balance:                    $41,863,443

Interest Rate:                           7.13%

Anticipated Repayment Date ("ARD"):      December 11, 2006

Maturity Date:                           September 11, 2026

Term to ARD:                             5 years, 4 months

Amortization:                            25 years

Sponsor:                                 New York Common Retirement Fund / The
                                         Amsdell Companies

Property:                                Self storage portfolio with 6,831 units
                                         / 728,564 square feet

Location:                                NJ (5 Properties), CT (3 Properties),
                                         OH (1 Property)

Year Built:                              Various

Overall Occupancy:                       79.6% as of March 2001 (Trailing Twelve
                                         Months)

Appraised Value:                         $62,910,000

LTV(2):                                  66.5%

U/W DSCR(3):                             1.72x

Reserves:                                On-going for taxes, insurance, and
                                         replacement reserves

Lockbox:                                 Springing

Prepayment:                              Defeasance permitted beginning two
                                         years after securitization; Prepayment
                                         without penalty allowed starting two
                                         months prior to ARD

(1)  One loan secured by nine properties

(2)  As of Cut-Off Date

(3)  Calculated based on underwritten net cashflow and actual debt constant

SIGNIFICANT MORTGAGE LOANS
================================================================================

TRI-COUNTY BUSINESS PARK(1)

Cut-Off Date Balance:             $23,109,335

Interest Rate:                    6.73%

Maturity Date:                    October 11, 2008

Term to Maturity:                 7 years

Amortization:                     30 years

Sponsor:                          The Adler Group/Apollo

Property:                         Industrial/warehouse property consisting of
                                  674,365 square feet

Location:                         Tampa, FL

Year Built:                       1990

Major Tenants:                    Technical Resource Connections (57,000 square
                                  feet) and The Stailey Company (50,000 square
                                  feet)

Occupancy:                        91.2% as of August 2001

Appraised Value:                  $30,000,000

LTV(2,):                          77.0%

U/W DSCR(3):                      1.36x

Reserves:                         On-going for taxes, insurance, replacement
                                  reserves, and TI/LCs

Lockbox:                          Springing

Prepayment:                       Defeasance permitted beginning two years after
                                  securitization; Prepayment without penalty allowed starting two months prior to maturity


(1) Three other loans in the transaction are cross-collateralized and cross-defaulted with the Tri-County Business Park loan (Tamiami Properties:
     $6,645,495; Kennedy Commerce Center: $5,516,261; and Edgewater Commerce
     Center: $3,084,909)

(2)  As of Cut-Off Date

(3)  Calculated based on underwritten net cashflow and actual debt constant

SIGNIFICANT MORTGAGE LOANS
================================================================================

WAL-MART DISTRIBUTION CENTER & AMERICAN PORT SERVICES

Cut-Off Date Balance:       $22,522,030

Interest Rate:              7.40%

Maturity Date:              August 11, 2011

Amortization:               16 years

Sponsor:                    Palmetto Holdings

Property:                   An industrial/warehouse property with 1,266,300
                            rentable square feet

Location:                   Savannah, GA

Year Built:                 2001

Major Tenants:              Wal-Mart (800,100 square feet), American Port
                            Services (250,200 square feet) and Michael's Stores,
                            Inc. (216,000 square feet)

Overall Occupancy:          100% as of August 2001

Appraised Value:            $31,500,000

LTV(1):                     71.5%

U/W DSCR(2):                1.25x

Reserves:                   On-going for taxes, insurance, replacement reserves,
                            and TI/LCs

Lockbox:                    Springing

Prepayment:                 Defeasance permitted beginning four years after loan
                            origination; Prepayment without penalty allowed starting 1 month prior to ARD

(1)  As of Cut-Off Date

(2)  Calculated based on underwritten net cashflow and actual debt constant

SIGNIFICANT MORTGAGE LOANS
================================================================================


HADLEY SHOPPING CENTER

Cut-Off Date Balance:         $20,461,623

Interest Rate:                7.40%

Maturity Date:                August 11, 2011

Term to Maturity:             10 years

Amortization:                 30 years

Sponsor:                      National Realty & Development Company/Robert C.
                              Baker

Property:                     Anchored retail property with 251,464 square feet
                              of gross leaseable area

Location:                     South Plainfield, NJ

Year Built:                   1985/renovated in 2001

Major Tenants:                Kohl's (108,378 square feet; credit rating of
                              A3/A- from Moody's and S&P, respectively) and Great A&P Tea Company (50,174 square feet)

Overall Occupancy:            96.2% as of June 2001

Appraised Value:              $27,400,000

LTV(1):                       74.7%

U/W DSCR(2):                  1.35x

Reserves:                     On-going for taxes, insurance, replacement
                              reserves, and TI/LC's

Lockbox:                      Hard

Prepayment:                   Defeasance permitted beginning two years after
                              securitization; Prepayment without penalty allowed starting three months prior to maturity

(1)  As of Cut-Off Date

(2)  Calculated based on underwritten net cashflow and actual debt constant

SUMMARY POINTS
================================================================================


o    Weighted average DSCR of 1.50x; weighted average Cut-Off Date LTV of 65.2%

o Top 10 loans have a weighted average DSCR of 1.58x and a weighted average Cut-Off Date LTV of 59.8% and represents 51.5% of the initial mortgage pool balance

o Investment Grade Loan percentage equals 43.1% of initial mortgage pool balance

o Office, anchored retail, regional mall, industrial/warehouse, multifamily and Investment Grade Loans comprise 91.8% of the initial mortgage pool balance

o Geographically diversified with properties located in 20 states and the District of Columbia

o 100.0% of the non-investment grade conduit loans have ongoing reserves for replacements, 96.9% for taxes and 90.3% for insurance(1)

o    96.3% of the initial mortgage pool balance have cash management systems

o Established relationship between UBS Warburg and Lehman Brothers - this transaction marks the 6th consecutive LB-UBS conduit transaction since early 2000




(1) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.



        NAME OF REPORT                             DESCRIPTION (INFORMATION PROVIDED)
-----------------------------------------------------------------------------------------------------------------------
 1      Distribution Date Statements               principal and interest distributions, principal balances
-----------------------------------------------------------------------------------------------------------------------
 2      Mortgage Loan Status Report                portfolio stratifications
-----------------------------------------------------------------------------------------------------------------------
 3      Comparative Financial Status Report        revenue, NOI, DSCR to the extent available
-----------------------------------------------------------------------------------------------------------------------
 4      Delinquent Loan Status Report              listing of delinquent mortgage loans
-----------------------------------------------------------------------------------------------------------------------
 5      Historical Loan Modification Report        information on modified mortgage loans
-----------------------------------------------------------------------------------------------------------------------
 6      Historical Liquidation Report              net liquidation proceeds and realized losses
-----------------------------------------------------------------------------------------------------------------------
 7      REO Status Report                          NOI and value of REO
-----------------------------------------------------------------------------------------------------------------------
 8      Servicer Watch List                        listing of loans in jeopardy of becoming Specially Serviced
-----------------------------------------------------------------------------------------------------------------------
 9      Loan Payoff Notification Report            listing of loans that have given notice of intent to payoff

TIMELINE
================================================================================

DATE                                 EVENT
-----------------------------------  -------------------------------------------
Week of November 19, 2001            Structural & Collateral Term Sheets
                                     Available Road Shows/Investor Calls/
                                     Red Herrings Available
--------------------------------------------------------------------------------
On or about November 27, 2001        PRICING
--------------------------------------------------------------------------------
Week of December 3, 2001             Closing
--------------------------------------------------------------------------------